Exhibit 10.5

FORM OF PROMISSORY NOTE SCHEDULE

In accordance with the Instructions to Item 601, the following schedule identifies other promissory notes that have not been filed because they are substantially identical in all material respects to the promissory note that is being filed.  The following schedule sets forth the material details in which the omitted promissory notes differ from the promissory note that is being filed.

Promissory Note Date	Holder	Amount	Interest	Payments begin	Balance due
July 31, 2009	John Clayton 2157 S. Lincoln Street Salt Lake City, UT 84106	$ 437,478	10%	August 1, 2009	July 31, 2011
December 10, 2008	First Equity Holdings Corp. 2157 S. Lincoln Street Salt Lake City, UT 84106	$ 485,000	10%	January 1, 2009	Per schedule
February 10, 2010	Leland J. Buttle 10555 E. Firestone Boulevard Norwalk, CA 90650	$ 231,756	10%	March 1, 2010	January 31, 2012

PROMISSORY NOTE

$485,000.00

Date: December 10, 2008

Salt Lake City, Utah

FOR VALUE RECEIVED, the undersigned ForeverGreen Worldwide Corp. a Nevada corporation, and its subsidiary (the “Borrower”) - 972 North 1430 West, Orem, Utah 84057 promises to pay to the order of First Equity Holdings Corp., or assignee, (the “Holder”), 2157 Lincoln Street, Salt Lake City, Utah 84106 as follows:

This Promissory Note (the “Note”) is in the amount of Four Hundred Eight-five Thousand Dollars ($485,000.00) with interest to accrue thereon at the rate of Ten percent (10%) per annum with principal and accrued interest due as per the amortization schedule attached as Exhibit 1.  Interest shall be computed on the basis of a three hundred sixty-five day year and actual days elapsed.  This Note incorporates the balance of $335,000 that was unpaid on the promissory note dated November 10, 2008.

If the amortized principal and interest payments are not made as indicated herein, the Note shall be payable “on demand” and shall bear default interest at the rate of fourteen percent (14%) per annum, until all accrued interest and principal is paid in full.

As collateral for the performance of all obligations and liabilities hereunder, Borrower shall and does hereby grant or shall cause to be granted to Holder a first priority security interest in: all inventory and business assets, whether tangible or intangible, owned or under the control of Borrower (the “Property”). Holder at its option will file the UCC-1 documents on the assets in the State of Utah.  If all or any portion of the Property or Borrowers’ interests therein shall be or is agreed in any manner by Borrower to be sold, transferred, assigned, leased, conveyed, exchanged or otherwise disposed of at any time (and regardless of whether any such assignment OR transfer is direct or indirect through merger, consolidation, liquidation, reorganization, sale of assets, sale of stock, partnership interests, or other equity interests or by operation of law), then in any such event the entire unpaid Principal balance on this Note, together with all Base interests, if applicable, any prepayment charge, and, if applicable, interest at the default rate, shall, at the sole option of Holder, become immediately due and payable.

BORROWER covenants and agrees with Holder as follows:

(a)

Borrower will notify Holder of any default under the terms of the Note or of any litigation, proceeding or development which may have a material adverse affect on Borrowers’ ability to perform under the terms of this Note or any security agreement given in connection therewith.

(b)

Borrower shall not sell, assign, convey, hypothecate, pledge, or alienate its interest in the

Property, or any part thereof, or permit any divestiture of title, whether voluntary or involuntary, without Holder’s prior written consent.

(c)

Borrower shall provide to Holder such documents and shall do such other acts as Holder may reasonably request.

(d)

The Holder may, from time to time, sell, assign, or pledge this Note to any person, financial institution or other entity, which person, financial institution or other entity does not have an obligation, duty, responsibility or other liability for the transaction from which this Note arose. The Borrowers hereby waive any claim, defense to payment, or cause of action related to, connected with, or arising from this Note or the transaction from which it arose against the person, financial institution or other entity that may accept the sale, assignment or pledge of this Note.

The occurrence of any of the following events shall, at the option of the Holder of this Note, make all sums of interest and principal of this Note immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character;

(a)

If default be made in the payment when due of any part of any installment, payment of principal or interest, which default in payment continues for more than five (5) days after Borrower receives written demand from Holder, then the entire sum of principal and interest shall become immediately due and payable, without notice. Notwithstanding any other provision of this Note, if default be made in the payment when due of any part or installment of principal or interest, the undersigned agrees to pay a late charge of ten percent (10%) of the installment due on any payment received fifteen (15) days after due date. If not included with installment, the late charge incurred shall be added to the next installment due. Receipt of payment by Holder constitutes day of payment received;

(b)

Nonpayment by Borrower of any other debt of Borrower when due;

(c)

Insolvency, failure in business, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the Bankruptcy Code, or any other law or laws for the relief of or relating to debtors, of, by, or against Borrower or any surety or guarantor of the indebtedness evidenced by this Note, or any endorser of this Note;

(d)

Attachment of an involuntary lien or liens, of any kind or character, to the assets or property of Borrower or any surety or guarantor of the indebtedness evidenced by this Note, or any endorser of this Note.

If suit is commenced to enforce payment of this Note Borrower agrees to pay such additional sums as attorney’s fees as the court may adjudge reasonable.

General Waiver - All Borrowers, sureties, guarantors and endorsers of this Note consent to renewals and extensions of time before or after the maturity date of the Note and agree that no failure on the part of the Holder to exercise any power, right or privilege under this note, or to insist upon prompt compliance with the terms of this Note, shall constitute a waiver thereof.

Borrower’s Waiver - Borrowers’ waive to the fullest extent permitted by law the right to plead any and all statutes of limitations as a defense to any demand made pursuant to the Note. Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies under this Note unless such waiver is in writing and signed by Holder and only to the extent specifically set forth in writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Holder to exercise any right, whether before or after any event of default under this Note, shall impair any such right or shall be construed to be a waiver of any right of default, and the acceptance at any time by Holder hereof of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

Borrowers may prepay the entire outstanding Principal balance of this Note prior to the maturity date. Partial Principal Payments are not allowed unless agreed by Holder in writing prior to payment.

FOR VALUE RECEIVED, the undersigned, endorses, guarantees and promises to pay the obligations stated herein and all extensions and renewals thereof, and hereby waives (a) presentment, demand, protest, notice of protest, and notice of non-payment; (b) and agrees that the Holder may proceed against the undersigned directly and to the full extent of this Promissory Note and obligation.

IN WITNESS WHEREOF, the undersigned Borrower has caused this Promissory Note to be executed on the date herein stated above.

BORROWER

FOREVERGREEN WORLDWIDE CORP.

 /s/ Ron Williams

 Ron Williams, President and CEO

/s/Paul Frampton

Paul Frampton, CFO